UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2015

HASHINGSPACE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-190726	30-0780061
(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

5700 Oakland Avenue, #200, St. Louis, Missouri 63110
(Address of principal executive offices)

Registrant's telephone number, including area code: (877) 482-9585

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

♦ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

♦ Soliciting material pursuant to Rule 14a-12 under the Merger Act (17 CFR 240.14a -12)

♦ Pre-commencement communications pursuant to Rule 14d-2(b) under the Merger Act (17 CFR 240.14d -2(b))

♦ Pre-commencement communications pursuant to Rule 13e-4(c) under the Merger Act (17 CFR 240.13e -4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS
On September 8, 2015, Timothy M. Roberts resigned as the Chairman and Chief Executive Officer of HashingSpace Corporation (the “Registrant”).  Also on September 8, 2015, Terrance Taylor resigned as the Registrant’s Chief Financial Officer and Michael Whitaker resigned as Chief Operating Officer. Such resignations were not due to a disagreement with the Registrant on any matter relating to the Registrant’s operations, policies or practice.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2015	HASHINGSPACE CORPORATION

	By:	/s/ Timothy Roberts
Name: Timothey Roberts
Title: Principal Stockholder